Modification to the Terms of the Offering	2 Months Ended
Feb. 14, 2020
Modification to the Terms of the Offering [Abstract]
MODIFICATION TO THE TERMS OF THE OFFERING

NOTE 7 — MODIFICATION TO THE TERMS OF THE OFFERING

On May 19, 2020, the size of the transaction was modified to 17,500,000 Units at an offering price of $10.00 per Unit. As a result, on May 19, 2020 the Sponsor returned 718,750 shares of Class B common stock to Company for cancellation. As a result of the modified terms and execution of the underwriting agreement on May 19, 2020 the financial statements have been modified to reflect the final terms of the agreement, see Note 1, Note 3, and Note 4.